# Private Placement Presentation






July 2024

NASDAQ: PROP

prairieopco.com

Confidential

# Disclaimer

**Forward-Looking Statements**

This Presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words "may," "assume," "forecast," "position," "strategy," "potential," "continue," "could," "will," "plan," "project," "budget," "predict," "pursue," "target," "seek," "objective," "believe," "expect," "anticipate," "intend," "estimate," and other expressions that do not strictly relate to historical facts identify forward-looking statements. Such forward-looking statements may include, but are not limited to, statements about the potential offering, pending acquisitions, our business strategy, our industry, our future profitability, our expected capital expenditures and the impact of such expenditures on our performance, the costs of being a publicly traded corporation and our capital programs.

Although forward-looking statements reflect our good faith beliefs at the time they are made, we caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, our and NRO's ability to satisfy the conditions to the NRO Acquisition in a timely manner or at all, including our ability to successfully finance the NRO Acquisition; our ability to recognize the anticipated benefits of the Crypto Sale and NRO Acquisition, which may be affected by, among other things, competition and our ability to grow and manage growth profitably following the Crypto Sale and NRO Acquisition; our ability to fund our development and drilling plan using generated free cash flow without utilizing leverage; the possibility that the Company may be unable to achieve expected free cash flow accretion, production levels, drilling, operational efficiencies and other anticipated benefits within the expected time-frames, or at all, and to successfully integrate NRO's operations with those of the Company; our integration of NRO's operations with those of the Company may be more difficult, time-consuming or costly than expected; our operating costs, customer loss and business disruption may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; our ability to integrate the Central Weld Assets and any other businesses we acquire; our ability to grow our operations, and to fund such operations, on the anticipated timeline or at all; uncertainties inherent in estimating quantities of oil, natural gas and NGL reserves and projecting future rates of production and the amount and timing of development expenditures; commodity price and cost volatility and inflation; the ability to obtain and maintain necessary permits and approvals to develop our assets; safety and environmental requirements that may subject us to unanticipated liabilities; changes in the regulations governing our business, the Genesis Assets and the Central Weld Assets, including, but not limited to, those pertaining to the environment, our drilling program and the pricing of our future production; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; the risks related to the growth of the Company's business; the effects of competition on the Company's future business; and those risks described in Item 1A of Prairie's Annual Report on Form 10-K, filed with the SEC on March 19, 2024 (as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on March 20, 2024), and those risks disclosed in its subsequent filings on Forms 10-Q and 8-K, which can be obtained free of charge on the SEC's web site at http://www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this Presentation. Except as otherwise required by applicable law, we disclaim any duty and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Presentation.

Any securities to be offered in any transaction contemplated hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state or foreign securities laws. Any securities to be offered in any transaction contemplated hereby have not been approved or disapproved by the SEC, any state securities commission or other United States or foreign regulatory authority, and will be offered and sold solely in reliance on the exemption from the registration requirements provided by the Securities Act and rules and regulations promulgated thereunder (including Regulation D) or Regulation S under the Securities Act. This document does not constitute an offer to sell or the solicitation of an offer to buy in any state or other jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such state or jurisdiction.

You agree that, by participating in this Presentation, you expressly agree to keep confidential all otherwise non-public information disclosed by the Company (whether orally or in writing) during the Presentation or in these Presentation materials. You also agree to hold such information in strict confidence, and not to distribute, disclose or use such information for any purpose, other than for the purpose of your firm's participation in the Presentation. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information.

**NRO Acquisition**

On January 11, 2024, we entered into the NRO Agreement (further information available here) to acquire the Central Weld Assets for a total consideration of $94.5 million, subject to certain closing price adjustments and other customary closing conditions (the "NRO Acquisition"). The Company expects the NRO Acquisition to close in the first half of 2024, subject to customary closing conditions, with an economic effective date of February 1, 2024. The Company expects to fund the NRO Acquisition with the proceeds from this proposed offering, cash on hand, and proceeds from exercises of Warrants, if any. Unless otherwise indicated, references to "Prairie," the "Company," "us," "we" and "our" refer to Prairie Operating Co. assuming the completion of the NRO Acquisition.

**Pro Forma Financial Data**

This Presentation includes certain pro forma financial and operating data. As used herein, except as otherwise indicated, the term "pro forma" when used with respect to any financial or operating data, refers to the historical data of Prairie, as adjusted after giving effect to the NRO Acquisition. The pro forma financial data has been prepared to reflect transaction accounting adjustments to Prairie's historical financial information that management believes is factually supportable and that is expected to have a continuing impact on results of operations, with the exception of certain nonrecurring items incurred in connection with the NRO Acquisition. In addition, future results may vary significantly from the results reflected in the pro forma financial data and should not be relied on as an indication of the future results of Prairie.

# Disclaimer (Cont.)

**Industry and Market Data**

This Presentation includes market data and other statistical information from third-party sources, including independent industry publications or other published independent sources. Although we believe these third-party sources are reliable as of their respective dates, we have not independently verified the accuracy or completeness of this information and we make no representations or warranties, either express or implied, as to the accuracy, completeness or reliability of the third-party information contained herein. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, which could cause our results to differ materially from those expressed in these third-party publications. Some of the data included in this Presentation is based on our good faith estimates, which are derived from our review of internal sources as well as the third-party sources described above. In addition, this presentation includes management estimates that reflect information from public filings and general industry knowledge, as informed by internal and external reserve reports. Management's estimates may not prove accurate and are subject to significant risks and uncertainties.

**Oil and Gas Reserves**

References to our estimated reserves are derived from the reserve reports prepared by Cawley Gillespie & Associates, Inc., the Company's independent petroleum engineers. Numerous uncertainties are inherent in estimating quantities of oil, natural gas and NGLs reserves. The process of estimating oil, natural gas and NGLs reserves is complex, requiring significant decisions and assumptions in the evaluation of available geological, engineering and economic data for each reservoir, including assumptions regarding future oil, natural gas and NGLs prices, subsurface characterization, production levels and operating and development costs. As a result of the uncertainties, estimated quantities of oil, natural gas and NGLs reserves and projections of future production rates and the timing of development expenditures may prove to be inaccurate. Any significant variance in our assumptions and actual results could greatly affect our estimates of reserves, the economically recoverable quantities of oil, natural gas and NGLs attributable to any particular group of properties, the classifications of reserves based on risk of non-recovery and estimates of future net cash flows. In addition, the reserves presented herein are based on three separate reserve reports that were prepared independently with respect to each asset. As a result, the Company's development timing and costs, and related production and cash flows, may vary due to the Company's development plan for the consolidated assets after closing of the NRO Acquisition, and such differences may be material.

A portion of our reported reserves and associated future cash flows are classified as "proved reserves." The estimation process relies on interpretations of available geological, geophysical, engineering and production data. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting future rates of production and timing of developmental expenditures, including more rapid production declines than previously expected and many other factors beyond our control. Further, initial production rates reported by us may not be indicative of future or long-term production rates. Production declines may be rapid and irregular when compared to a well's initial production or initial estimates. In addition, the estimates of future net cash flows from our proved reserves and the present value of such estimates are based upon certain assumptions about future production levels, prices and costs that may not prove to be correct.

A significant portion of our reported reserves and associated future cash flows are deemed possible. Estimates of possible reserves, and the future cash flows related to such estimates, are also inherently imprecise and are more uncertain than estimates of proved and probable reserves, respectively, and the respective future cash flows related to such estimates, but have not been adjusted for risk due to that uncertainty. Because of such uncertainty, estimates of possible reserves, and the future cash flows related to such estimates, may not be comparable to estimates of proved and probable reserves, respectively, and the respective future cash flows related to such estimates, and should not be summed arithmetically with estimates of either proved or probable reserves, respectively, and the respective future cash flows related to such estimates.

**Non-GAAP Financial Measures**

This Presentation includes financial information not prepared in conformity with generally accepted accounting principles (GAAP), including PV-10. The non-GAAP information should be considered by the reader in addition to, but not instead of, financial information prepared in accordance with GAAP. A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable GAAP financial measures can be found in the appendix attached to this Presentation.

PV-10 is a non-GAAP financial measure, which is widely used by the industry to understand the present value of oil and gas companies. It represents the present value of estimated future cash inflows from proved oil and gas reserves, less future development and production costs, discounted at 10% per annum to reflect the timing of future cash flows and does not give effect to derivative transactions or estimated future income taxes. Management believes that PV-10 provides useful information to investors because it is widely used by analysts and investors in evaluating oil and natural gas companies. Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, management believes the use of a pre-tax measure is valuable for evaluating the Company. PV-10 should not be considered as an alternative to the standardized measure of discounted future net cash flows as computed under GAAP.

# Company Overview

# Prairie Operating Co. Overview

*Pure-Play DJ Basin Operator with Attractive, High Growth Strategy*

## Asset Overview[1]

- **Strong DJ Basin Footprint**
  - ~44,000 gross / ~30,000 net acres in the DJ Basin
  - Prominent operators in the area, including Chevron, Civitas, EOG, and Occidental
  - Positioned away from population dense areas; no federal leases
- **Extensive Development Runway**
  - 490 identified locations as of 1/31/2024, with 70 locations fully permitted and 72 approved but pending issuance[2][3]
  - Provides in excess of 10 years of development[4]
- **Significant Cash Flow Profile Potential**
  - Targeted growth trajectory via cash flow reinvestment and accretive acquisitions
  - Competitive project returns expected across company inventory
- **Deep Management Expertise**
  - Experience developing and deploying next-generation technology and techniques
  - Successful track record growing public companies from early stage

## Asset Map[1]



Albany
WY
Laramie
eog resources
OXY
NE
Kimball
CIVITAS
Chevron
PRAIRIE OPERATING CO.
Prairie Assets
Central Weld Assets
Genesis Assets
Genesis Bolt-On
Chevron
Civitas
EOG
OXY
Chevron
Civitas
OXY
Other Rigs
Weld
CO
Morgan
Adams
Denver

## Asset Statistics[1]

| Gross / Net Acres | Proved Reserves MMBoe (% Liquids / % PDP)[5] | Current Production (Mboe/d) (% Liquids) | Proved PV-10[5][6] | Total / Fully Permitted / Pending Issuance Locations |
|---|---|---|---|---|
| 43,923 / 29,902 | 24.9 ( 76% / 21% ) | ~3.0 (81%)[7] | ~$286MM | 490[2][8] / 70 / 72[3] |

**Prairie's Strategy is Focused on Growth via Development of its Existing Asset Base and by Acquiring Accretive, High Rate-of-Return Inventory that Can be Developed with Cash Flow from Operations**

Source: Enverus; Cawley, Gillespie & Associates, Inc.
(1) Assumes closing of the NRO Acquisition ("Central Weld Assets")
(2) Of the 490 identified locations, 420 are Possible Undeveloped locations, of which 72 have been approved for permits that have not yet been issued
(3) Includes pending issuance of 72 permits from approved Genesis I OGDP plan
(4) Assumes pace of 40 wells per year
(5) Based on SEC pricing as of 1/31/2024
(6) PV-10 is a non-GAAP financial measure; See Appendix for reconciliation of PV-10 to the Standardized Measure
(7) Reflects production from Central Weld Assets for the month of December 2023
(8) As of 1/31/2024

# Central Weld Acquisition Overview

**Transaction Summary**[1]

- **Prairie has signed an asset purchase agreement to acquire the Central Weld Assets from NRO (the "NRO Acquisition") for $94.5MM**
- **Effective date of February 1, 2024, with expected closing in first half of 2024**
  - The NRO Acquisition is expected to be funded through a combination of cash ($74MM at closing) and deferred cash payments ($11.5MM), less cash accrued post-effective date (cash adjustment)[2]
- **The NRO Acquisition is expected to be funded through proceeds from a proposed offering and the exercise of existing warrants and cash on hand**

---

**Transaction Highlights**

- **Substantial near and long-term financial accretion anticipated**
- **Located in the DJ Basin targeting four commercially proven zones, with an inventory of 62 ready-to-drill permitted PUDs**
- **Implementation of strategic hedging strategy of expected PDP volumes upon closing**

(1) The closing of the NRO Acquisition is subject to customary purchase price adjustments and satisfaction of customary closing conditions
(2) $74MM at closing is net of $9MM already deposited

# Investment Highlights

*Key Factors Differentiate Prairie from Peer Group*

- ✔ Attractive Undeveloped Acreage Position in Weld County
- ✔ Eight Drill-ready PUD Locations from Genesis Bolt-On Assets, 62 Approved Permitted PUD Locations in Central Weld Assets, and 72 Permits Recently Approved but Pending Issuance from Genesis I OGDP
- ✔ Recent Consolidation in the U.S. Onshore Upstream Market has Created Unique Growth Opportunity for Prairie, as Fewer Companies are Engaged in Middle Market M&A
- ✔ Highly Experienced and Successful Management Team
- ✔ Balance Sheet with Strong Liquidity and Minimal Leverage
- ✔ Access to Substantial Midstream Takeaway Capacity, Service Providers and Electrification

# Prairie Commences Initial Steps of Growth Strategy

**Since May 2023, Prairie has Completed or Announced Four Acquisitions, Launching its High-Growth Strategy**

## Company Timeline

**May 2023**
- Reverse merger with Creek Road Miners, Inc.

**May 2023**
- Initial Genesis Assets deal

**August 2023**
- Second Genesis Assets deal

**December 2023**
- Listed on NASDAQ

**January 2024**
- Announced Central Weld Assets acquisition (pending)

**January 2024**
- Divested crypto assets

**February 2024**
- Genesis Bolt-On Assets acquired

**March 2024**
- Genesis I OGDP Approved

### Initial Genesis Assets (Exok) Closed May 2023



WY
Laramie
Larimer
Weld
CO
Morgan
Broomfield
Adan

| | |
|---|---|
| Purchase Price ($MM): | $3.0 |
| Net Acres: | 3,158 |

### Initial Genesis Assets (Exok Option) Closed August 2023



WY
Laramie
Larimer
Weld
CO
Morgan
Broomfield
Adan

| | |
|---|---|
| Purchase Price ($MM): | $23.0 |
| Net Acres: | 20,328 |
| Locations: | 420[(1)] |

### Nickel Road Operating ("Central Weld Assets") Announced January 2024



WY
Laramie
Larimer
CO
Weld
Morgan
Boulder
Broomfield
Adar

| | |
|---|---|
| Purchase Price ($MM): | $94.5 |
| Net Acres: | 5,551 |
| Locations: | 62[(3)] |
| Proved Reserves (MMBoe): | 22.3[(4)] |
| Net Production (MBoe/d): | ~3.0[(5)] |

### Genesis Bolt-On Assets Closed February 2024



WY
Laramie
Kimball
Weld
CO
Morgan
Adams

| | |
|---|---|
| Purchase Price ($MM): | $0.9 |
| Net Acres: | 866 |
| Locations: | 8[(3)] |
| Proved Reserves (MMBoe): | 2.6[(4)] |

### Prairie – Upon NRO Closing[(2)]



WY
Laramie
Larimer
CO
Weld
Morgan
Boulder
Broomfield
Adar

| | |
|---|---|
| Capital Deployed ($MM) | $121.4 |
| Net Acres: | 29,902 |
| Locations: | 490[(6)] |
| Proved Reserves (MMBoe): | 24.9[(2)] |
| Net Production (MBoe/d): | ~3.0[(5)] |

Source: Cawley, Gillespie & Associates, Inc.
(1) Represents all Initial Genesis Assets, all of which are classified as Possible Undeveloped reserves and for which 72 locations are approved subject to issuance of permits
(2) Assumes closing of NRO Acquisition
(3) All locations are fully permitted
(4) As of 1/31/2024; Based on SEC pricing as of 1/31/2024
(5) Reflects production from Central Weld Assets for the month of December 2023
(6) Of the 490 identified locations, 420 are Possible Undeveloped locations, of which 72 have been approved for permits that have not yet been issued; 70 locations are Proved Undeveloped and fully permitted

# Prairie Provides Small-Cap Exposure in a Shrinking Universe

*Public E&P Consolidation Resulting in Fewer Investible Small Cap Companies*

## ~30% Decrease in Public E&P Operators(1)



~30% Decrease in Public E&P Count
80
70
60
50
40
30
20
10
0
67
6
8
12
11
8
22
48
9
5
12
7
9
6
YE 2015
YE 2023
$50MM - $250MM Market Cap
$250MM - $1BN Market Cap
$1BN - $2.5BN Market Cap
$2.5BN - $7.5BN Market Cap
$7.5BN - $15BN Market Cap
>$15BN Market Cap

Over the past six months, five additional public company acquisitions have been announced, representing ~11% of the public E&P universe as of YE 2023

## E&P Small Cap Represents Less of Overall Universe(1)



120%
100%
80%
60%
40%
20%
0%
21%
18%
16%
45%
29%
25%
15%
31%
YE 2015
YE 2023
$50MM - $1.0BN Market Cap
$1.0BN - $2.5BN Market Cap
$2.5BN - $7.5BN Market Cap
>$7.5BN Market Cap

With a continued focus on gaining scale, public small cap operators have become a prime target for consolidation by larger players creating a void of small cap investment opportunities in the E&P space

(1) Represents U.S.-listed and U.S.-domiciled Exploration & Production companies listed on NYSE or NASDAQ, per Bloomberg; Does not include companies with market capitalization <$50MM at specified time; Represents data at year-end of shown year; Adjusted to include PROP in $50MM-$250MM Market Cap category for YE 2023; Only includes companies with U.S. Onshore E&P Operated or Non-Operated focus
Source: Bloomberg

# Prairie Offers Competitive Strategy / Profile in Current Market

**Prairie's Asset Quality and Strategic Focus Help Distinguish it as an Attractive Opportunity Amongst Peers**

## Universe of 48 Public E&Ps with U.S. Onshore Asset Focus[1]

### Sub-$2.5BN Market Cap[1]

**22**

Amplify Energy, Battalion Oil Corporation, Berry Corporation (bry), Callon Petroleum, Comstock Resources, Crescent Energy, Empire Petroleum, Epsilon Energy, Evolution Petroleum Corporation, Granite Ridge, Gulfport Energy, HighPeak Energy, Mach Natural Resources, Prairie Operating Co, PrimeEnergy, Riley Permian, Ring Energy, SandRidge Energy, SilverBow Resources, TXO Partners, Vital Energy, Vitesse VTS

### Oil-Weighted Profile (>50% Oil)[2]

**7**

Berry Corporation (bry), Callon Petroleum, HighPeak Energy, Riley Permian, Ring Energy, Prairie Operating Co, Vitesse VTS

### Sub-0.5x Net Leverage[2]

**1**

Prairie Operating Co

(1) Represents U.S.-listed and U.S.-domiciled Exploration & Production companies listed on NYSE or NASDAQ, per Bloomberg; Does not include companies with market capitalization <$50MM at specified time; Represents data at year-end 2023; Adjusted to include PROP in <$2.5BN Market Cap category; Market Cap based on Bloomberg; Only includes companies with U.S. Onshore E&P Operated or Non-operated focus
(2) Oil-Weighted Profile based on most recent disclosed production per FactSet; Net Leverage based on recently disclosed Net Debt / LTM EBITDA per FactSet
Source: Bloomberg; FactSet

# Prairie's Focused Growth Strategy

*Showcasing an Equilibrium Between Expansion and Balance Sheet Discipline*

| | |
|---|---|
| **Deliver Growth Through Development of Extensive Drilling Inventory and Acreage** | ▪ Target liquids rich, immediately accessible permitted locations<br>▪ Organically grow development through infill leasing<br>▪ Increase production, reserves and cash flow while generating favorable returns |
| **Fund Drilling Program with Free Cash Flow and Retain Low Leverage** | ▪ Maintain conservative financial position and develop primarily through available cash flow from operations<br>▪ Allocate capital in disciplined manner and proactively manage cost structure<br>▪ Establish reserve-based revolving credit facility to support hedging program |
| **Maximize Returns and Capital Efficiency** | ▪ Utilize latest technology in 3-D seismic mapping and geo-steering to decrease drill times and improve well results<br>▪ Extensive experience in deploying latest horizontal drilling and completion methodologies<br>▪ Apply industry best practices to increase overall EUR versus prior generation wells |
| **Acquisition Strategy Focused on Core Area in DJ Basin** | ▪ Pursue accretive acquisitions through opportunistic roll-up strategy<br>▪ Continually evaluate acquisition opportunities to expand position<br>▪ Management team has long track record of successfully sourcing and integrating acquisitions |
| **Proactively Manage Regulatory, Environmental, Safety and Community Matters** | ▪ Engage with regulatory agencies to minimize surface impact while maximizing efficiency of development program<br>▪ Development approach prioritizes well-being of environment, communities and wildlife<br>▪ Operational emphasis on utilizing technology and innovation to minimize impacts |

# Experienced Management Team



**Edward Kovalik**
Co-Founder, Chairman & CEO

- Over 25 years of industry experience
- Founder and managing member of KLR Group, an energy merchant bank
- KLR Group founded River Bend, KLR Energy (Rosehill Resources), Seawolf Water Resources, and Prairie Partners

River Bend Oil & Gas, LLC



**Gary Hanna**
Co-Founder, Director & President

- Over 40 years of E&P experience
- Multiple successful public workouts and start-ups
- 30 years in public company senior management and board of director roles



**Craig Owen**
EVP & CFO

- Over 30 years of industry experience
- Served as CFO of Southwestern Energy and Rosehill Resources
- Prior to Rosehill, had roles at Anadarko, PwC, Hilcorp, and ARCO Pipe Line Company
- B.B.A Accounting from Texas A&M University



**Bryan Freeman**
EVP, Operations

- Over 35 years of industry experience
- Served as SVP of Drilling and Completions at Rosehill Resources
- M.S. in Engineering from the University of Texas



**Daniel T. Sweeney**
EVP, General Counsel & Corporate Secretary

- Over 20 years of industry experience
- Served as Senior Vice President, General Counsel and Secretary of Great Western Petroleum
- Juris Doctorate from Thomas R. Kline School of Law of Duquesne University

**Management & Shareholder Alignment**

*Current directors and executive officers beneficially own ~41%[(1)] of Prairie's common stock*

(1) Beneficial ownership is determined in accordance with the rules and regulations of the SEC; A person is a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days; The beneficial ownership percentage set forth is based on 10,029,191 shares of Common Stock issued and outstanding as of March 13, 2024.

# Asset Overview

# Attractive Oil-Rich Position within DJ Basin

## Prairie Oil and Gas Asset Overview Map[(1)(2)]



PRAIRIE OPERATING CO.
Prairie Assets
Oil
Volatile Oil
Condensate
Wet Gas
Laramie
Genesis Assets
Weld
Larimer
Central Weld Assets
Oil
Volatile Oil
Condensate
Wet Gas
WY
NE
CO

**Assets are positioned in the liquids-rich region of the DJ Basin, away from areas of higher population, and have extensive multi-bench running room**

## DJ Basin Development Cube



Target Reservoirs
Approx. 1 mile section
Development Cube (1)
Pierre Shale
Niobrara A
Niobrara B
Niobrara C
Fort Hayes Limestone
Codell Sandstone

**Wells Per Section Range from 4-6 for Niobrara & Codell [(1)]**

## DJ Basin – Premier U.S. Resource

- Niobrara chalks (A,B,C) & Codell formations are primary target benches in DJ Basin with ongoing, stacked co-development
- Prairie currently holds ~30,000 net acres with 490 locations[(2)]
- DJ development has been expanding and moving in the direction of Prairie assets over the last 5-10 years
- Over 350’ of target section across 4 full benches[(3)]
- Nio/Codell HZ developed at up to 18 wells per section [(1)]

Source: Enverus; Cawley, Gillespie & Associates, Inc.
(1) WPS values are variable depending on asset and bench
(2) Assumes closing of NRO Acquisition
(3) Thickness varies across the basin

# DJ Basin Offers Attractive Value Proposition

*Mostly Trading for Production Value*

## DJ Basin Transactions Provide Value with Comparable Well Economics[1]



$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$ / Location ($MM)(2)
Midland
Delaware
Eagle Ford
DJ
PRAIRIE OPERATING CO
$35.00
$40.00
$45.00
$50.00
Inventory Average Breakeven ($/Bbl WTI)

## DJ Basin Transactions Deliver a Discount Advantage to Other Basins[1][3]



Transaction Cost ($/Boe/d)
$75,000
$60,000
$45,000
$30,000
$15,000
$0
100%
80%
60%
40%
20%
0%
% Liquids
Midland
Delaware
Eagle Ford
DJ
PRAIRIE OPERATING CO

## Competitive Project Returns Expected Across Prairie Inventory[4]



Breakevens ($/Bbl)
IRR (%)
~$45
>100%
PRAIRIE OPERATING CO

Note: Represents deals in Midland, Delaware, DJ, and Eagle Ford with disclosed transaction values >$75MM since 2/1/2022;
Data as of 3/20/2024; Prairie / Nickel Road metrics based on Company disclosure
Source: Management estimates; public filings; Cawley, Gillespie & Associates, Inc.
(1) Data points reflect basin averages based on management estimates; Prairie stats not included in DJ Basin metrics
(2) $ / Location based on upside value divided by net locations, based on management estimates and public filings
(3) Prairie metrics based on and assumes closing of NRO Acquisition
(4) Data based on Cawley, Gillespie & Associates, Inc.; Breakeven calculation based on an NPV25 breakeven and a 20:1 oil to gas price ratio; IRR based on flat pricing of $75 oil and $2.50 gas; Represents inventory-weighted average across Prairie locations

# Strong Offset Performance by Multiple Operators

**1** BISON IV OPERATING LLC
GREEN TEAL FED 34-27-15HN
NRM IP30: 1113 bopd - 73% Liquids

**3** BISON IV OPERATING LLC
BLUE TEAL FED 15-3-3HN
NRM IP30: 861 bopd - 72% Liquids

**4** BISON IV OPERATING LLC
GREEN TEAL FED 34-27-16HN
NRM IP30: 1001 bopd - 74% Liquids

**5** BISON IV OPERATING LLC
BLUE TEAL FED 15-3-5HN
NRM IP30: 826 bopd - 70% Liquids

**6** BISON IV OPERATING LLC
BLUE TEAL FED 15-3-2HN
NRM IP30: 809 bopd - 70% Liquids

**7** BISON IV OPERATING LLC
GREEN TEAL FED 34-27-5HN
NRM IP30: 745 bopd - 73% Liquids

**9** CIVITAS RESOURCES
CRITTER CREEK 512-1510H
NRM IP30: 951 bopd - 73% Liquids

**2** CIVITAS RESOURCES
CRITTER CREEK 562-1527H
NRM IP30: 1087 bopd - 76% Liquids

**16** CIVITAS RESOURCES
FRYE NORTH 32W-25-01C
NRM IP30: 515 bopd - 78% Liquids

**15** CIVITAS RESOURCES
FRYE GOTIS 32W-25-01
NRM IP30: 535 bopd - 76% Liquids

**18** CIVITAS RESOURCES
FRYE NORTH 29E-20-11N
NRM IP30: 549 bopd - 73% Liquids

**20** CIVITAS RESOURCES
FRYE GOTIS 32E-20-01
NRM IP30: 584 bopd - 73% Liquids

**21** CIVITAS RESOURCES
FRYE VIC 20W-20-01
NRM IP30: 606 bopd - 87% Liquids


PRAIRIE OPERATING CO.
Prairie Assets(1)
Existing Hz
CO
9
2
25
21
23
16
15
24
20
18
26
17
19
23
3
11
14
13
10
5
6
8
12
7
4
1

**8** BISON IV OPERATING LLC
PINTAIL FED 2-11-5HN
NRM IP30: 935 bopd - 72% Liquids

**12** BISON IV OPERATING LLC
PINTAIL FED 2-11-9HN
NRM IP30: 864 bopd - 78% Liquids

**13** BISON IV OPERATING LLC
PINTAIL FED 2-11-6HN
NRM IP30: 865 bopd - 75% Liquids

**14** BISON IV OPERATING LLC
BASHOR FED 27-3-9HN
NRM IP30: 660 bopd - 85% Liquids

**11** BISON IV OPERATING LLC
BLUE TEAL FED 15-3-8HN
NRM IP30: 887 bopd - 71% Liquids

**10** BISON IV OPERATING LLC
PINTAIL FED 2-11-8HN
NRM IP30: 876 bopd - 75% Liquids

**23** BAYSWATER
GROVES FARM R-34-33HN
NRM IP30: 529 bopd - 58% Liquids

**22** CIVITAS RESOURCESFRYE
NORTH 29W-20-4C
NRM IP30: 588 bopd - 82% Liquids

**24** CIVITAS RESOURCES
FRYE GOTIS 32W-25-02
NRM IP30: 442 bopd - 77% Liquids

**25** ENERPLUS
LLOYDMINSTER 7-66-3-10-2N
NRM IP30: 547 bopd - 80% Liquids

**17** BAYSWATER
GROVES FARM W-34-33HN
NRM IP30: 607 bopd - 55% Liquids

**19** BAYSWATER
GROVES FARM X-34-33HN
NRM IP30: 589 bopd - 74% Liquids

**26** BAYSWATER
GROVES FARM V-34-33HC
NRM IP30: 507 bopd - 67% Liquids

(1) Inclusive of Central Weld Assets and assumes closing of NRO Acquisition
Note: 2020 – Present
Source: Enverus
Note: IPs Normalized to 10k' LL

# Prairie Proved Reserves Summary

| | | Net Reserves | | | | | Financial | |
|---|---|---|---|---|---|---|---|---|
| Reserve Category | Well Count | Oil (MBbl) | NGL (MBbl) | Gas (MMcf) | Total (MBoe) | Liquids (%) | Capex ($MM) | PV-10 ($MM) |
| **Proved Developed Producing (PDP)** | 26 | 2,653 | 1,347 | 7,866 | 5,311 | 75% | $1 | $102 |
| **Proved Undeveloped (PUD)** | 70 | 10,318 | 4,692 | 27,419 | 19,579 | 77% | 278 | 183 |
| **Total Proved** | 96 | 12,970 | 6,039 | 35,285 | 24,890 | 76% | 280 | 286 |
| **Possible Undeveloped Reserves (POSS)** | 420 | 92,686 | 28,815 | 181,420 | 151,737 | 80% | 1,816 | 1,981 |

## Proved Reserves: Category (MMBoe)



PDP: 21%
5.3
Total:
24,890
PUD: 79%
19.6

## Proved Reserves: Commodity (MMBoe)



Gas: 24%
5.9
Oil: 52%
13.0
Total:
24,890
NGL: 24%
6.0

## Proved PV-10: Category



PDP: 36%
$102MM
Total:
$286MM
PUD: 64%
$183MM

Note: As of 1/31/2024, using SEC pricing as of 1/31/2024
Note: Inclusive of Central Weld Assets and assumes closing of NRO Acquisition
Note: PV-10 is a non-GAAP financial measure; See Appendix for reconciliation of PV-10 to the Standardized Measure
Note: Calculations based on a 6:1 gas to oil production ratio
Source: Company-provided reserve reports; Cawley, Gillespie & Associates, Inc.

# Operational Changes Result in Uplift for Key Metrics

## Standard Choke Management Accelerates the Peak and Maintains the Base

**Conservative**

Oil EUR: 316 MBO

Gas EUR: 312 MMCF

Total EUR: 368 MBOE



600
400
200
100
60
40
20
10
Nrm. Daily Oil (BBL/d)
0 2 4 6 8 10 12 14 16 18 20 22 24
Month on Production
Color by:
Select Offset Actuals
Conservative
PROP Illustrative TC:
Conservative TC

**Standard**

Oil EUR: 341 MBO

Gas EUR: 1,536 MMCF

Total EUR: 597 MBOE



600
400
200
100
60
40
20
10
Nrm. Daily Oil (BBL/d)
55% Increase in Peak Rate
0 2 4 6 8 10 12 14 16 18 20 22 24
Month on Production
Color by:
Select Offset Actuals
Standard
PROP Illustrative TC:
Standard TC

## Standard Flowback Results in Lower BEs



$50
$40
$30
$20
$10
$0
Breakeven ($/BBL)
Conservative
Standard

## Standard Flowback Multiplies IRRs



200%
160%
120%
80%
40%
0%
IRR
$60 $65 $70 $75 $80 $85 $90 $95 $100
Price Deck

## Prairie Type Curves Conservatively Model the Region's Production



Color by:
Flowback Group
Conservative
Standard
Color by:
Formation
Codell
DJ Verticals
Niobrara
Acreage
Color by:
Company
Prairie



200,000
150,000
100,000
50,000
0
Nrm. Cumulative Oil (BBL)
24% Uplift at 24 Months
22% Uplift at 12 Months
0 2 4 6 8 10 12 14 16 18 20 22 24
Month on Production
Color by:
Select Offset Actuals
Conservative
Standard
PROP Illustrative TC:
Conservative TC
PROP Illustrative TC:
Standard TC

## Conservative Choke Extends Payback



30
25
20
15
10
5
0
PV10 Payback Period (mos)
Conservative
Standard

Note: Data on this page represents actual well results of select offset operator wells of the Central Weld Assets pulled from Enverus, as reflected in the map on the bottom left of the page. The wells were selected by Prairie management based on their view of wells applying the conservative and standard choke management practices.

Note: This slide is built on analogue wells that had either a standard or conservative flowback strategy when they were turned in line. The depicted conservative and standard type curves are built off these analogues and are not representative of a particular area or formation. They are only intended to show the production differences between choke strategies.

Source: Prairie internal analysis

# Seasoned Team in Place for Permitting Success

## Key Handle on Permit Approval Process

### 1 Development of Permit Package

- Experience from Genesis I OGDP in completing siting rationale, along with various operations plans and impact analyses
- Commenced work on preparation and submission of Genesis II OGDP, encompassing up to 48 wells

### 2 Submission & Completion

- Genesis I OGDP submitted to CECMC in September 2023 and approved as complete submission in January 2024
- Genesis II OGDP targeted for April 2024 CECMC submittal

### 3 Hearing & Approval

- Prairie's WOGLA approved for Burnett and Oasis locations in February 2024 hearing
- Genesis I OGDP approved in 3/13/2024 hearing, to add 72 permits to Prairie's inventory upon issuance

## Dedicated and Experienced Regulatory Team



**Brian Cocchiere**
***VP of Operations***

- 12+ years of experience
- Previously at PDC Energy, as Manager of Operational Compliance and Policy
- Successfully permitted large projects in Colorado, including Guanella CAP



**Venessa Chase**
***Regulatory Affairs Manager***

- 20+ years of experience
- Previously at PDC Energy, as Regulatory Manager



**Meredith Knauf**
***Air Quality and Environment Manager***

- 20+ years of experience
- Previously at PDC Energy, as Air Quality Policy Advisor

## Positioned Away from Urban Areas in Oil-Friendly Weld County


Larimer
Weld
Greeley
Morgan
CO
Boulder
Broomfield
Adams
Denver
Jefferson
Arapahoe
Douglas
Elbert
PRAIRIE OPERATING CO.
Central Weld Assets(1)
Genesis Bolt-on
Genesis Assets
City Boundaries
Population Density(2)

Note: OGDP refers to Oil & Gas Development Plan; CECMC refers to Colorado Energy & Management Carbon Commission; CAP refers to Comprehensive Area Plan; WOGLA refers to Weld Oil and Gas Location Assessment
(1) Assumes closing of NRO Acquisition
(2) Population density data sourced from WorldPop Hub (research program based in School of Geography and Environmental Science, University of Southampton) and includes additional data sources from University of Louisville, University de Namur, Center for International Earth Science Information Network, Columbia University, and Global High Resolution Population Denominators Project (funded by The Bill and Melinda Gates Foundation); represents estimated population density per grid-cell; units based on number of people per square kilometer

# Genesis Oil & Gas Development Plan Approval

*Prairie's Genesis I OGDP Gets Unanimously Approved, Adding Multi-Year Inventory*

## Key Genesis I OGDP Highlights

- ✔ Approved in March 2024, to add 72 permits upon issuance and bring Prairie's total permits added in 2024 to 142[(1)]
- ✔ Developing 9-square miles of subsurface minerals across two pads, Burnett and Oasis
- ✔ Focus on applying best management practices in a very rural part of the DJ Basin
- ✔ Focus on environmentally responsible operations, infrastructure considerations, electrification, minimizing emissions, and protecting wildlife
- ✔ Strategy for development will be to maximize subsurface development with minimal surface disturbances
- ✔ Executed surface use agreements and no disproportionately impacted communities
- ✔ Away from residential or high occupancy building units and no impacts to floodplains or water resources

## Prairie's Accelerated Permit Approval Process

| | Prairie's Genesis I OGDP | Industry Standard |
|---|---|---|
| **Development of Permit Package** | 2 Months | 2 – 4 Months |
| **Completeness Determination by CECMC** | 115 Days | 142 Days[(2)] |
| **Director Recommendation (Since Completeness Determination)** | 50 Days | 117 Days[(2)] |
| **Hearing Time Since Director Recommendation** | 2 Weeks | 2 Weeks |
| **Wellbore Permitting After Approval** | Pending | 30 – 70 Days |

(1) 62 permitted locations included in NRO Acquisition, 8 permitted locations in Genesis Bolt-On Assets, and includes pending issuance of 72 permits from approved Genesis I OGDP plan
(2) Average time based on Q3'23 Colorado Oil & Gas Association Report

# Colorado State Congress Rules In-Favor of E&P

*Lawmakers Reject Proposed Bills, Bolstering Regulatory Outlook for Oil & Gas Companies*

## Regulatory Highlights

- ✔ Several key bills, including banning new oil and gas drilling by 2030, rejected by Colorado state congress recently, eliminating potential cost implications for E&P
- ✔ Two new bills proposed in exchange (SB-229 and SB-230) are significantly less restrictive towards operations
- ✔ Governor Jared Polis aims at preventing any additional laws or ballot measures targeting drilling or hydraulic fracturing until 2028, providing a stable outlook for Colorado oil and gas production
- ✔ Objective of Governor's administration is to make clean energy cheap, rather than making fossil fuels expensive

## Recent Proposed Bills in Colorado

| Proposal | Description | Approval Status |
|---|---|---|
| **SB-159** | Aimed at ending new oil and gas drilling by 2030 | X Withdrawn |
| **SB-165** | Imposed a seasonal ban on oil and gas pre-production activities from June through August | X Withdrawn |
| **SB-166** | Costly new regulatory burdens, inducing heightened penalties for air-quality violations | X Withdrawn |
| **HB-1330** | Exasperates the permit requirements for facilities emitting pollutants | X Withdrawn |
| **SB-229** | Rules to cut smog-forming compounds from drilling operations implemented into state law | In-Process |
| **SB-230** | Production fee to support public transit and wildlife conversation (~$138MM/yr in aggregate) | In-Process |

## Colorado Oil & Gas Regulatory Landscape Over Time

**2010-2014**
- Concerns about environmental impact associated with growth in oil and gas development begin to emerge

**2014-2018**
- Colorado adopted more stringent regulations aimed at addressing environmental and public health concerns related to oil and gas drilling

**2018**
- Proposition 112 rejected by voters, but in response, legislation gave local governments more control over oil and gas development in April 2019 (SB-181)

**2019-2023**
- To implement SB-181, comprehensive rulemaking process begins by CECMC (f/k/a COGCC); increased focus on monitoring and enforcing compliance with existing regulations

**March 2024**
- SB-159 rejected by Colorado lawmakers

**April 2024**
- Additional bills aimed at further regulation are rejected

**April 2024**
- Governor announces truce until 2028, verbally agreed upon by Colorado's largest producers and eight leading environmental groups[1]

Despite a decade marked by increasing regulation for Colorado's oil and gas industry, a notable trend towards regulatory easing is emerging

(1) Colorado's largest producers include Occidental Petroleum, Civitas Resources and Chevron Energy; Environmental groups include Earthjustice, Conservation Colorado, Southwest Energy Efficiency Project, GreenLatinos, CoPIRG, Earthworks, Western Resource Advocates and Healthy Air and Water Colorado
Note: COGCC refers to Colorado Oil and Gas Conservation Commission

# Financial Overview

# Prairie's Financial Strategy

**Significant Financial Flexibility**

**Maintain Conservative Balance Sheet**

**Protect Cash Flow**

- Minimum to no leverage profile, funding development through the planned offering, warrant exercises, and cash from operations
- Access to credit facility allows for incremental liquidity to support working capital fluctuations and hedging needs
- Equity capital market funding in support of future acquisition efforts
- Maintain a multi-year rolling hedge program to protect well economics and cash flow
- Reduce exposure to downside price risk, while maintaining exposure to upside movement in pricing
- Target significant hedge position of expected PDP production

# Appendix

# Board of Directors Overview



**Edward Kovalik**
Co-Founder, Chairman & CEO

- Over 25 years of industry experience
- Founder and managing member of KLR Group, an energy merchant bank
- KLR Group founded River Bend, KLR Energy (Rosehill Resources), Seawolf Water Resources, and Prairie Partners
- Has served on multiple private and public boards of directors and is a member of the National Association of Corporate Directors



**Gary Hanna**
Co-Founder, Director & President

- Over 40 years of E&P experience
- Multiple successful public workouts and start-ups
- 30 years in public company senior management and board of director roles



**Paul Kessler**
Director

- Founded Bristol Capital Advisors where he serves as the Principal and Portfolio Manager from 2000 to present
- Has 30+ years of experience as an investor, financier and venture capitalist and has broad experience in operating, financing, capital formation, negotiating, structuring and re-structuring investment transactions
- Actively worked with executives and boards of companies on corporate governance and oversight and strategic repositioning



**Stephen Lee**
Director

- Co-founder and Co-CEO of Renewa, a private renewables real estate company
- Previously co-founded KLR and served as a Partner and a Managing Member of the firm
- Also served as a Director and Co-Head of the Energy Investment Banking team of Rodman & Renshaw
- Graduated from New York University with a Bachelor's Degree in Economics



**Gizman Abbas**
Director

- Founding partner of commodity investment business at Apollo Global Management
- Served as Vice President at Goldman Sachs and Senior Project Engineer at Exxon
- Also served as Principal of Direct Invest Development, an impact-focused, sustainable real estate development company
- Currently serves on the board of directors of New York Independent System Operator, Talen Energy and Qenta
- Graduated from Kellogg School of Management with a Master's of Business Administration



**Jonathan Gray**
Director

- Co-owner of Beauchamp Estates France, a division of Beauchamp Estates International, which he founded in 2005
- Serves as the CEO of First Idea International and CEO of the Intelligent Design Agency
- Also serves as CEO and established The Hideaway Entertainment, a financing and production entertainment media company



**Erik Thoresen**
Director

- Currently serves as a Partner of Boka Group
- Previously served as Chief Business Development Officer of Glass House Group, CFO of Fusion Acquisition Corp. II
- Also served as the Vice President of mergers and acquisitions and real estate at Harvest Health and Recreation
- Graduated from the Darden School at the University of Virginia with a Master's of Business Administration

# PV-10 Reconciliation

PV-10 is a non-GAAP financial measure, which is widely used by the industry to understand the present value of oil and gas companies. It represents the present value of estimated future cash inflows from oil and gas reserves, less future development and production costs, discounted at 10% per annum to reflect the timing of future cash flows and does not give effect to derivative transactions or estimated future income taxes. Management believes that PV-10 provides useful information to investors because it is widely used by analysts and investors in evaluating oil and natural gas companies. Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, management believes the use of a pre-tax measure is valuable for evaluating the Company. PV-10 should not be considered as an alternative to the standardized measure of discounted future net cash flows as computed under GAAP.

The reserve information shown below for January 31, 2024 was determined using the average first day of the month price for each of the preceding 12 months for oil and natural gas for January 31, 2024.

| Initial Genesis Assets ($000s) (As of January 31, 2024) | Proved Developed Reserves | Proved Undeveloped Reserves | Proved Reserves | Possible Undeveloped |
|---|---|---|---|---|
| Standardized Measure | -- | -- | -- | $1,447,010 |
| Present Value of Future Income Taxes Discounted at 10% | -- | -- | -- | 533,689 |
| PV-10 (Non-GAAP) | -- | -- | -- | $1,980,699 |

| Central Weld Assets ($000s) (As of January 31, 2024) | Proved Developed Reserves | Proved Undeveloped Reserves | Proved Reserves | Possible Undeveloped |
|---|---|---|---|---|
| Standardized Measure | $92,951 | $99,182 | $192,133 | -- |
| Present Value of Future Income Taxes Discounted at 10% | 9,399 | 45,269 | 54,668 | -- |
| PV-10 (Non-GAAP) | $102,350 | $144,451 | $246,800 | -- |

| Genesis Bolt-on Assets ($000s) (As of January 31, 2024) | Proved Developed Reserves | Proved Undeveloped Reserves | Proved Reserves | Possible Undeveloped |
|---|---|---|---|---|
| Standardized Measure | -- | $28,305 | $28,305 | -- |
| Present Value of Future Income Taxes Discounted at 10% | -- | 10,471 | 10,471 | -- |
| PV-10 (Non-GAAP) | -- | $38,776 | $38,776 | -- |

| Combined Reserves ($000s) (As of January 31, 2024) | Proved Developed Reserves | Proved Undeveloped Reserves | Proved Reserves | Possible Undeveloped |
|---|---|---|---|---|
| Standardized Measure | $92,951 | $127,487 | $220,438 | $1,447,010 |
| Present Value of Future Income Taxes Discounted at 10% | 9,399 | 55,740 | 65,139 | 533,689 |
| PV-10 (Non-GAAP) | $102,350 | $183,227 | $285,577 | $1,980,699 |